UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

PERFECT MOMENT LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-41930	86-1437114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Ave Ste 1219

New York, NY 10001

(Address of principal executive offices, with zip code)

315-615-6156

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 11, 2024, Perfect Moment Ltd. (the “Company”) received a notification (“Letter”) from the NYSE American LLC (the “NYSE American”) stating that the Company is not in compliance with the minimum stockholders’ equity requirements of Sections 1003(a)(ii) of the NYSE American Company Guide (the “Company Guide”) requiring stockholders’ equity of $4.0 million or more if the Company has reported losses from continuing operations and/or net losses in three of the four most recent fiscal years. As of September 30, 2024, the Company had stockholders’ equity of $2.7 million and has had losses in its three most recent fiscal years ended March 31, 2024.

The Company is now subject to the procedures and requirements of Section 1009 of the Company Guide. The Company has until January 10, 2024, to submit a plan (the “Plan”) of actions it has taken or will take to regain compliance with the continued listing standards by June 11, 2026. The Company intends to submit a plan to regain compliance with NYSE American listing standards. If the NYSE American accepts the Plan, the Company will be able to continue its listing during the Plan period and will be subject to periodic reviews including quarterly monitoring for compliance with the Plan until it has regained compliance. If the Plan is not accepted by the NYSE American, the Letter stated that delisting proceedings will commence. The Company may appeal a staff delisting determination in accordance with Section 1010 and Part 12 of the Company Guide.

The Letter has no immediate effect on the listing or trading of the Company’s common stock on the NYSE American. The Company’s receipt of the Letter from the NYSE American does not affect the Company’s business, operations or reporting requirements with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECT MOMENT LTD.

Date: December 17, 2024	By:	/s/ Jeff Clayborne
Jeff Clayborne
Chief Financial Officer